Business segment information	12 Months Ended
Dec. 31, 2023
Business segment information
Business segment information

Note 3 Business segment information

Description of the business segments

Financial information by business segment is reported in accordance with the internal reporting system and shows internal segment information that is used to manage and measure the performance of TotalEnergies and which is reviewed by the main operational decision-making body of the Company, namely the Executive Committee.

The operational profit and assets are broken down by business segment prior to the consolidation and inter-segment adjustments.

Sales prices between business segments approximate market prices.

The profitable growth in the LNG and power integrated value chains are two of the key axes of TotalEnergies’s strategy.

In order to give more visibility to these businesses, the Board of Directors has decided that from the first quarter 2023, Integrated LNG and Integrated Power results, previously grouped in the Integrated Gas, Renewables & Power (iGRP) segment, would be reported separately as two segments.

A new reporting structure for the business segments’ financial information has been put in place, effective January 1, 2023. It is based on the following five business segments:

-	An Exploration & Production segment that encompasses the activities of exploration and production of oil and natural gas, conducted in about 50 countries;
-	An Integrated LNG segment covering the integrated gas chain (including upstream and midstream LNG activities) as well as biogas, hydrogen and gas trading activities;
-	An Integrated Power segment covering generation, storage, electricity trading and B2B-B2C distribution of gas and electricity;
-

A Refining & Chemicals segment constituting a major industrial hub comprising the activities of refining, petrochemicals and specialty chemicals. This segment also includes the activities of oil Supply, Trading and marine Shipping;

-	A Marketing & Services segment including the global activities of supply and marketing in the field of petroleum products;

In addition the Corporate segment includes holdings operating and financial activities.

This new segment reporting has been prepared in accordance with IFRS 8 and according to the same principles as the internal reporting followed by the TotalEnergies’s Executive Committee.

Due to the change in the Company’s internal organizational structure affecting the composition of the business segments, the segment reporting data for the years 2021 and 2022 has been restated.

Definition of the indicators

Adjusted Net Operating Income

TotalEnergies measures performance at the segment level on the basis of adjusted net operating income. Adjusted net operating income comprises operating income of the relevant segment after deducting the amortization and the depreciation of intangible assets other than mineral interest, translation adjustments and gains or losses on the sale of assets, as well as all other income and expenses related to capital employed (dividends from nonconsolidated companies, income from equity affiliates and capitalized interest expenses) and after income taxes applicable to the above, excluding the effect of the adjustments describe below.

The income and expenses not included in net operating income adjusted that are included in net income TotalEnergies share are interest expenses related to net financial debt, after applicable income taxes (net cost of net debt), non-controlling interests, and the adjusted items.

Starting 2023, details of adjustment items are presented for net operating income (with comparative periods 2021 and 2022).

Adjustment items include:

a)  Special items

Due to their unusual nature or particular significance, certain transactions qualifying as “special items” are excluded from the business segment figures. In general, special items relate to transactions that are significant, infrequent or unusual. However, in certain instances, transactions such as restructuring costs or assets disposals, which are not considered to be representative of the normal course of business, may qualify as special items although they may have occurred in prior years or are likely to occur in following years.

b)  The inventory valuation effect

In accordance with IAS 2, TotalEnergies values inventories of petroleum products in its financial statements according to the First-in, First-Out (FIFO) method and other inventories using the weighted-average cost method. Under the FIFO method, the cost of inventory is based on the historic cost of acquisition or manufacture rather than the current replacement cost. In volatile energy markets, this can have a significant distorting effect on the reported income. Accordingly, the adjusted results of the Refining & Chemicals and Marketing & Services segments are presented according to the replacement cost method. This method is used to assess the segments’ performance and facilitate the comparability of the segments’ performance with those of its main competitors.

In the replacement cost method, which approximates the Last-In, First-Out (LIFO) method, the variation of inventory values in the statement of income is, depending on the nature of the inventory, determined using either the month-end prices differential between one period and another or the average prices of the period rather than the historical value. The inventory valuation effect is the difference between the results under the FIFO and the replacement cost methods.

c)  Effect of changes in fair value

The effect of changes in fair value presented as an adjustment item reflects for trading inventories and storage contracts, differences between internal measures of performance used by TotalEnergies’ Executive Committee and the accounting for these transactions under IFRS.

IFRS requires that trading inventories be recorded at their fair value using period end spot prices. In order to best reflect the management of economic exposure through derivative transactions, internal indicators used to measure performance include valuations of trading inventories based on forward prices.

TotalEnergies, in its trading activities, enters into storage contracts, whose future effects are recorded at fair value in TotalEnergies’ internal economic performance. IFRS precludes recognition of this fair value effect.

Furthermore, TotalEnergies enters into derivative instruments to risk manage certain operational contracts or assets. Under IFRS, these derivatives are recorded at fair value while the underlying operational transactions are recorded as they occur. Internal indicators defer the fair value on derivatives to match with the transaction occurrence.

A)  Information by business segment

	Exploration			Refining	Marketing
For the year ended December 31, 2023	&	Integrated	Integrated	&	&
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Intercompany	Total
External sales	6,561	12,086	27,337	101,203	89,909	32	–	237,128
Intersegment sales	42,595	14,789	4,126	36,581	631	206	(98,928)	–
Excise taxes	–	–	–	(841)	(17,342)	–	–	(18,183)
Revenues from sales	49,156	26,875	31,463	136,943	73,198	238	(98,928)	218,945
Operating expenses	(20,355)	(21,569)	(28,763)	(130,899)	(70,497)	(878)	98,928	(174,033)
Depreciation, depletion and impairment of tangible assets and mineral interests	(8,493)	(1,288)	(281)	(1,685)	(905)	(110)	—	(12,762)
Net income (loss) from equity affiliates and other items	(307)	2,194	(345)	(42)	2,208	(28)	—	3,680
Tax on net operating income	(10,095)	(810)	(394)	(938)	(1,246)	271	—	(13,212)
Adjustments(a)	(1,036)	(798)	(173)	(1,275)	1,300	(84)	—	(2,066)
Adjusted net operating income	10,942	6,200	1,853	4,654	1,458	(423)	—	24,684
Adjustments(a)								(2,066)
Net cost of net debt								(1,108)
Non-controlling interests								(126)
NET INCOME - TotalEnergies SHARE								21,384
(a) Adjustments include special items, inventory valuation effect and the effect of changes in fair value.

The management of balance sheet positions (including margin calls) related to centralized markets access for LNG, gas and power activities since 2022 has been fully included in the Integrated LNG segment.

Effects of changes in the fair value of gas and LNG positions are allocated to the operating income of Integrated LNG segment.

Effects of changes in the fair value of power positions are allocated to the operating income of Integrated Power segment.

	Exploration			Refining	Marketing
For the year ended December 31, 2023	&	Integrated	Integrated	&	&
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Intercompany	Total
Total expenditures	12,378	3,410	5,497	2,149	1,273	153	–	24,860
Total divestments	5,118	290	661	196	2,132	9	–	8,406
Cash flow from operating activities	18,531	8,442	3,573	7,957	1,957	219	–	40,679

	Exploration			Refining	Marketing
For the year ended December 31, 2022	&	Integrated	Integrated	&	&
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Intercompany	Total
External sales	9,942	21,300	27,453	121,618	100,661	25	—	280,999
Intersegment sales	55,190	17,075	3,353	45,857	1,433	248	(123,156)	—
Excise taxes	—	—	—	(737)	(16,952)	—	—	(17,689)
Revenues from sales	65,132	38,375	30,806	166,738	85,142	273	(123,156)	263,310
Operating expenses	(24,521)	(29,982)	(29,217)	(156,897)	(81,746)	(1,329)	123,156	(200,536)
Depreciation, depletion and impairment of tangible assets and mineral interests	(8,115)	(1,208)	(194)	(1,533)	(1,033)	(138)	—	(12,221)
Net income (loss) from equity affiliates and other items	(9,943)	978	1,788	885	(20)	288	—	(6,024)
Tax on net operating income	(17,445)	(1,574)	(138)	(2,544)	(787)	281	—	(22,207)
Adjustments(a)	(12,371)	(4,580)	2,070	(653)	6	(362)	—	(15,890)
Adjusted net operating income	17,479	11,169	975	7,302	1,550	(263)	—	38,212
Adjustments(a)								(15,890)
Net cost of net debt								(1,278)
Non-controlling interests								(518)
NET INCOME - TotalEnergies SHARE								20,526
(a) Adjustments include special items, inventory valuation effect and the effect of changes in fair value.

The management of balance sheet positions (including margin calls) related to centralized markets access for LNG, gas and power activities since 2022 has been fully included in the Integrated LNG segment.

Effects of changes in the fair value of gas and LNG positions are allocated to the operating income of Integrated LNG segment.

Effects of changes in the fair value of power positions are allocated to the operating income of Integrated Power segment.

	Exploration			Refining	Marketing
For the year ended December 31, 2022	&	Integrated	Integrated	&	&
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Intercompany	Total
Total expenditures	10,646	1,249	5,226	1,391	1,186	104	—	19,802
Total divestments	807	2,301	1,126	214	222	16	—	4,686
Cash flow from operating activities	27,654	9,604	66	8,663	3,124	(1,744)	—	47,367

	Exploration			Refining	Marketing
For the year ended December 31, 2021	&	Integrated	Integrated	&	&
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Intercompany	Total
External sales	7,246	14,903	15,801	87,600	80,288	25	—	205,863
Intersegment sales	34,896	6,862	1,325	27,637	451	254	(71,425)	—
Excise taxes	—	—	—	(1,108)	(20,121)	—	—	(21,229)
Revenues from sales	42,142	21,765	17,126	114,129	60,618	279	(71,425)	184,634
Operating expenses	(16,722)	(17,116)	(16,775)	(108,982)	(57,159)	(927)	71,425	(146,256)
Depreciation, depletion and impairment of tangible assets and mineral interests	(9,110)	(1,446)	(204)	(1,583)	(1,100)	(113)	—	(13,556)
Net income (loss) from equity affiliates and other items	(760)	2,935	(190)	518	108	45	—	2,656
Tax on net operating income	(7,506)	(600)	(2)	(1,068)	(738)	152	—	(9,762)
Adjustments(a)	(2,395)	(53)	(697)	1,105	111	(121)	—	(2,050)
Adjusted net operating income	10,439	5,591	652	1,909	1,618	(443)	—	19,766
Adjustments(a)								(2,050)
Net cost of net debt								(1,350)
Non-controlling interests								(334)
NET INCOME - TotalEnergies SHARE								16,032
(a) Adjustments include special items, inventory valuation effect and the effect of changes in fair value.

	Exploration			Refining	Marketing
For the year ended December 31, 2021	&	Integrated	Integrated	&	&
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Intercompany	Total
Total expenditures	7,276	2,351	3,990	1,638	1,242	92	—	16,589
Total divestments	894	1,059	291	348	319	22	—	2,933
Cash flow from operating activities	22,009	(2,765)	3,592	6,473	2,333	(1,232)	—	30,410

B)  Additional information on adjustment items

The main adjustment items for 2023 are the following:

1)	An “Inventory valuation effect” amounting to $(694) million in net operating income for the Refining & Chemicals and Marketing & Services segments;
2)	Non-recurring impairments and provisions of assets in the amount of $(2,297) million in net operating income (see Note 3.C “Asset impairment”);
3)	Capital gains on disposal for an amount of $2,047 million in net operating income generated in particular on the sale of the Company’s assets in Canada for the Exploration-Production segment and on the sale of the TotalEnergies service station network in Germany for the Marketing & Services segment;
4)	Other adjustment items include $388 million of revaluation of the previously held share of Total Eren and $(1,466) million mainly consisting of the impacts of the European solidarity contribution, the contribution on inframarginal annuity in France and the devaluation of the Argentine peso.

The detail of the adjustment items is presented in the table below.

Adjustments to net operating income

For the year ended December 31, 2023	Exploration &	Integrated	Integrated	Refining &	Marketing &
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Total
Inventory valuation effect	–	–	–	(586)	(108)	–	(694)
Effect of changes in fair value	–	(547)	559	–	–	–	12
Restructuring charges	–	–	(5)	(51)	–	–	(56)
Asset impairment and provisions charges	(926)	(124)	(773)	(359)	(115)	–	(2,297)
Gains (losses) on disposals of assets	431	–	–	–	1,616	–	2,047
Other items	(541)	(127)	46	(279)	(93)	(84)	(1,078)
TOTAL	(1,036)	(798)	(173)	(1,275)	1,300	(84)	(2,066)

Adjustments to net operating income

For the year ended December 31, 2022	Exploration &	Integrated	Integrated	Refining &	Marketing &
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Total
Inventory valuation effect	—	—	—	337	194	—	531
Effect of changes in fair value	—	340	798	—	—	—	1,138
Restructuring charges	—	—	(41)	—	(14)	—	(55)
Asset impairment and provisions charges(a)	(11,157)	(4,460)	(21)	—	(112)	(9)	(15,759)
Gains (losses) on disposals of assets	—	—	1,450	—	—	—	1,450
Other items	(1,214)	(460)	(116)	(990)	(62)	(353)	(3,195)
TOTAL	(12,371)	(4,580)	2,070	(653)	6	(362)	(15,890)

(a)	Of which $(14,756) million relate to the impairment and provisions charges on the assets of the Company in Russia.
(b)	Other items represented $(3.2) billion in 2022, consisting of $(1.7) billion related to windfall taxes levied by governments (European Solidarity Contribution, French Electricity Generation Infra-Marginal Income Contribution, effect on deferred tax of Energy Profits Levy in the United Kingdom), $(1) billion as a consequence of the conflict in Ukraine (grant of fuel discounts to French customers in the context of price increase, foreign exchange losses due to volatility in Russian ruble-U.S. dollar and euro exchange rates), and $(0.5) billion mainly related to provisions for onerous contracts.

Adjustments to net operating income

For the year ended December 31, 2021	Exploration &	Integrated	Integrated	Refining &	Marketing &
(M$)	Production	LNG	Power	Chemicals	Services	Corporate	Total
Inventory valuation effect	—	—	—	1,296	236	—	1,532
Effect of changes in fair value	—	254	(448)	—	—	—	(194)
Restructuring charges	(75)	(8)	(16)	(118)	(44)	(54)	(315)
Asset impairment and provisions charges	(518)	(291)	(41)	(42)	(40)	—	(932)
Gains (losses) on disposals of assets(a)	(1,726)	—	—	—	—	—	(1,726)
Other items	(76)	(8)	(192)	(31)	(41)	(67)	(415)
TOTAL	(2,395)	(53)	(697)	1,105	111	(121)	(2,050)

(a)	Of which $(1,379) million relate to the impact of the TotalEnergies’ interest sale of Petrocedeño to PDVSA.

C) Asset impairment

Accounting principles

The recoverable amounts of intangible assets and property, plant and equipment are tested for impairment as soon as any indication of impairment exists. This test is performed at least annually for goodwill.

The recoverable amount is the higher of the fair value (less costs to sell) or the value in use.

Assets are grouped into cash-generating units (or CGUs) and tested. A CGU is a homogeneous set of assets that generates cash inflows that are largely independent of the cash inflows from other groups of assets.

The value in use of a CGU is determined by reference to the discounted expected future cash flows of these assets, based upon Management’s expectation of future economic and operating conditions. When this value is less than the carrying amount of the CGU, an impairment loss is recorded. This loss is allocated first to goodwill with a corresponding amount in “Other expense”. Any further losses are then allocated to property, plant and mineral interests with a corresponding amount in “Depreciation, depletion and impairment of tangible assets and mineral interests” and to other intangible assets with a corresponding amount in “Other expense”.

Impairment losses recognized in prior periods can be reversed up to the original carrying amount, had the impairment loss not been recognized. Impairment losses recognized on goodwill cannot be reversed.

Investments in associates or joint ventures are tested for impairment whenever indication of impairment exists. If any objective evidence of impairment exists, the carrying amount of the investment is compared with its recoverable amount, being the higher of its fair value less costs to sell and value in use. If the carrying amount exceeds the recoverable amount, an impairment loss is recorded in “Net income (loss) from equity affiliates”.

For the financial year 2023, asset impairments were recorded for an amount of $(2,297) million in net operating income and $(2,166) million in net income, TotalEnergies share. These impairments were qualified as adjustment items of the net operating income and net income, TotalEnergies share.

Impairments relate to certain cash-generating units (CGUs) for which indicators of impairment have been identified, due to changes in operating conditions or the economic environment of the activities concerned.

Principles for determining value in use of a CGU

The principles applied in determining the recoverable amounts are as follows:

➢	The future cash flows were determined using the assumptions included in the 2024 budget and in the long-term plan of the Company approved by the Executive Committee and the Board of Directors. These assumptions, in particular including operational costs, estimation of oil and gas reserves, future volumes produced and marketed, represent the best estimate from the Company Management of economic and technical conditions over the remaining life of the assets.
➢	The Company, notably relying on data on global energy demand from the “World Energy Outlook” issued by the IEA since 2016, and on its own supply and demand assessments, determines oil & gas prices scenarios based on assumptions about the evolution of core indicators of the upstream activity (demand for hydrocarbons in different markets, investment forecasts, decline in production fields, changes in oil & gas reserves and supply by area and by nature of oil & gas products), of the downstream activity (changes in refining capacity and demand for petroleum products) and by integrating “climate” challenges.
➢	These price scenarios, first prepared within the Strategy & Markets Division, are also reviewed with the Company segments which bring their own expertise. They also integrate studies issued by international agencies, banks and independent consultants. They are then approved by the Executive Committee and the Board of Directors.
➢	The IEA 2023 World Energy Outlook anticipates three scenarios that are key references for the Company: the STEPS (Stated Policies Scenario) and APS (Announced Pledges Scenario) for the short/mid-term and the NZE (Net Zero Emissions by 2050) for the long-term.
➢	The STEPS only includes climate actions already implemented to date around the world and those under development. The APS also takes into account climate ambitions declared to date in the world, including the NDCs (Nationally Determined Contributions) and carbon neutrality ambitions. According to the IEA, it is associated with a temperature increase of around 1.7°C. This scenario is compatible with the objective of the Paris Agreement to limit the temperature increase to “well below 2°C”.

The IEA’s NZE is understood as the set of actions to be taken to be compatible with a 1.5°C scenario in 2050 (without overshooting). This normative scenario does not predict oil demand in the short and medium term, and therefore the price scenarios it proposes, particularly in the short and medium term, do not include a “realistic” evolution of demand. In fact, this scenario predicts that oil demand will peak in 2023 and fall by 20% between 2022 and 2030, whereas, according to the latest projections from the IEA, oil demand in 2024 will be higher than in 2023 and will continue to grow until 2028. According to the projections of other energy companies and consultants, demand would rather being to decline toward 2030 (the Oil peak at Wood MacKenzie in 2032, at HIS inflections in 2028).

➢	Beyond the 2020-2030 decade, the oil price trajectory retained by the Company converges in the long term, to the price retained in 2050 by the IEA’s NZE scenario, i.e $25.52023/b. The prices retained for gas, the transition fuel, stabilize until 2040 at lower levels than the current prices and converge towards the IEA’s NZE scenario prices in 2050.

The oil price trajectories adopted by the Company are based on the following assumptions:

➢	Oil demand has experienced sustained growth after the Covid crisis as the global economic recovery generated strong tensions on energy prices from mid-2021 onwards, which exacerbated in 2022 by the war in Ukraine. Despite the risks of recession in Europe in particular, global liquid demand in 2024 should be higher than in 2019 pre-crisis, notably due to the end of lockdown measures in China which allowed the restart of industrial activity. It should continue to grow until 2030, in a context of sustained growth in global energy demand. Indeed, population growth and rising living standards, particularly in emerging countries, should sustain oil consumption, despite the gradual electrification of transport and efficiency gains in combustion engines, mainly in developed countries.

In this context, prices would remain supported in the short term by historic production cuts decided (and implemented) by OPEC+ members. In the US, production in 2023 is expected to be higher than in 2019, and capacities for further growth in shale oil in subsequent years seem to be a consensus. However, recent sector consolidation (Permian, DJ and Bakken) should strengthen discipline on the profitability of these investments and thus contain growth. The price trajectory used reflects the Company’s analysis that the weakness of investment oil upstream since 2015 oil crisis and accentuated by the health and economic crisis of 2020 (-30% according to the IEA), and the natural decline of fields currently in production, leads to a global supply-demand balance that will remain tight until 2030. Thus in the scenario used, the Brent price stabilizes at $702023/b from 2025 to 2030. The developments observed in 2023, in particular the post-Covid demand recovery in China and the production cuts of OPEC+, justify this price level from 2025.

➢	Beyond 2030, given technological developments, particularly in the transport sector, oil demand should have reached its peak and the selected price scenario decreases linearly to reach $502023/b in 2040 and then $25.52023/b in 2050, in line with the NZE scenario.

The average Brent prices over the period 2024-2050 thus stands at $53.82023/b.

For natural gas, the transition fuel, the price trajectory adopted by the Company is based on the following assumptions:

➢	Natural gas demand in 2021 has exceeded its pre-crisis level with very strong tensions on prices in Europe and, by extension, in Asia through LNG prices, as a result of the cuts in Russian pipe gas importation that began at the end of 2021 and continued in 2022 with the complete shutdown of the Nordstream. Global gas demand in 2022 was almost at the same level as in 2021. Global demand in 2023 is expectd to be at the same level as in 2022 with the recourse to American LNG to replace Russian gas in Europe, still in competition with Asia. Gas prices in Asia and Europe have returned to much lower levels than the exceptionally high prices reached in the third quarter of 2022 but remain higher than before the crisis. The price of gas in the United States did not experience such a sharp increase in 2022 and has since stabilized.

The Company anticipates in 2024 higher prices than before the crisis on the Asia, Europe and slightly on the USA hubs. Thereafter, natural gas demand would be driven by the same fundamentals as oil (decrease in Europe but resistance in Asia-Pacific), plus its substitution for coal in power generation and by its role as a flexible and controllable source to mitigate the intermittent use and seasonality of renewable energies. The abundant global supply and the growth of liquefied natural gas would, however, limit the potential for higher gas prices. Beyond 2040, with the development of renewables including storage and hydrogen, gas demand is expected to stabilize.

In this context, the gas price level used to determine the value in use of the CGUs concerned is as follows:

On the NBP quotation (Europe): $14.72023/Mbtu in 2024, $12.52023/Mbtu in 2025, $10.22023/Mbtu in 2026, then $82023/Mbtu between 2027 and 2040.

On the Henry Hub quotation (United States): $32023/Mbtu between 2024 and 2040.

On the DES Japan (Asia) quotation: $15.72023/Mbtu in 2024, $13.52023/Mbtu in 2025, $11.22023/Mbtu in 2026, then $92023/Mbtu between 2027 and 2040.

From 2040 onwards, the price trajectory converges towards the price retained in 2050 by the NZE scenario, i.e. $4.22023/Mbtu for NBP, $2.02023/Mbtu for Henry Hub and $5.42023/Mbtu DES Japan (Asia).

The future operational costs were determined by taking into account the existing technologies, the fluctuation of prices for petroleum services in line with market developments and the internal cost reduction programs effectively implemented.

The determination of value in use also takes into account on all identified assets the impact of their CO2 emissions. Future scope 1 and 2 emissions of the assets concerned over the life of the assets are valued at $100/t or the applicable price in a given country, if it is higher. Beyond 2029, the CO2 price is inflated by 2% per year.

The future cash flows are estimated over a period consistent with the life of the assets of the CGUs. They are prepared post-tax and take into account specific risks related to the CGUs’ assets. They are discounted using an 8% post-tax discount rate, this rate being the weighted-average cost of TotalEnergies capital estimated from historical market data. This rate was 8% in 2022 and 7% in 2021. The value in use calculated by discounting the above post-tax cash flows using an 8% post-tax discount rate is not materially different from the value in use calculated by discounting pre-tax cash flows using a pre-tax discount rate determined by an iterative computation from the post-tax value in use. These pre-tax discount rates generally range from 7% to 14%.

Impairment losses recognized by segment

The CGUs of the Exploration & Production segment are defined as oil and gas fields or groups of oil and gas fields with industrial assets enabling the production, treatment and evacuation of the oil and gas. For the financial year 2023, the Company recorded impairments of assets over CGUs of the Exploration & Production segment for $(881) million in net income, TotalEnergies share.

Impairments recognized in 2023 mainly relate to the Company’s assets in Kenya, Congo and for Al Shaheen in Qatar related to temporal tax effects.

As for sensitivities of the Exploration & Production segment:

➢	a decrease by 1 point in the discount rate would have a positive impact of $0.1 billion in net income, TotalEnergies share.
➢	an increase by 1 point in the discount rate would have an additional negative impact of approximately $0.6 billion in net income, TotalEnergies share.
➢	a decrease of 10% of the oil and gas prices over the duration of the plan (thus an average oil price of around $482023/b) would have an additional negative impact of approximately $0.6 billion in net income, TotalEnergies share.
➢	a decrease of 20% of the oil and gas prices over the duration of the plan (thus an average oil price of around $432023/b) would have an additional negative impact of approximately $2.3 billion in net income, TotalEnergies share.
➢	Taking into account a CO2 cost of $200/t, inflated by 2%/year from 2029 onwards for all assets would have an additional negative impact of approximately $0.2 on net income, TotalEnergies share.

The CGUs of the Integrated LNG segment are subsidiaries or groups of subsidiaries organized by activity or geographical area, and by fields or groups of fields for upstream LNG activities. For the financial year 2023, the Company recorded impairments on CGUs in the Integrated LNG segment for $(124) million in net income, TotalEnergies share.

As for sensitivities of the Integrated LNG:

➢	a decrease by 1 point in the discount rate would have a positive impact of $0.1 billion in net income, TotalEnergies share.
➢	an increase by 1 point in the discount rate would have an additional negative impact of approximately $1.1 billion in net income, TotalEnergies share.
➢	a decrease of 10% of the oil and gas prices over the duration of the plan would have an additional negative impact of approximately $2.1 billion in net income, TotalEnergies share.
➢	a decrease of 20% of the oil and gas prices over the duration of the plan would have an additional negative impact of approximately $5.6 billion in net income, TotalEnergies share.
➢	Taking into account a CO2 cost of $200/t inflated by 2%/year from 2029 onwards for all assets would have an additional negative impact of approximately $0.8 billion in net income, TotalEnergies share.

The CGUs of the Integrated Power segment are subsidiaries or groups of subsidiaries organized by activity or geographical area. For the financial year 2023, the Company recorded impairments on CGUs in the Integrated Power segment for $(773) million in net income, TotalEnergies share.

Impairments recognized in 2023 mainly relate to the offshore wind project in Yunlin, Taiwan, and the goodwill and customer portfolios of gas and power marketing activities in Belgium, Spain and France.

As for sensitivities of the Integrated Power:

➢	a decrease by 1 point in the discount rate would have no impact in net income, TotalEnergies share.
➢	an increase by 1 point in the discount rate would have an additional negative impact of approximately $0.2 billion in net income, TotalEnergies share.

The CGUs of the Refining & Chemicals segment are defined as legal entities with operational activities for refining and petrochemicals activities. Future cash flows are based on the gross contribution margin (calculated on the basis of net sales after purchases of crude oil and refined products, the effect of inventory valuation and variable costs). The other activities of the segment are global divisions, each division gathering a set of businesses or homogeneous products for strategic, commercial and industrial plans. Future cash flows are determined from the specific margins of these activities, unrelated to the price of oil.

For the financial year 2023, the Company has recorded impairments on CGUs in the Refining & Chemicals segment for an amount of $(273) million in net income TotalEnergies share, mainly relating to divestments projects of Naphtachimie to INEOS and the Natref refinery in South Africa.

As for sensitivities of the Refining & Chemicals segment:

-	an increase by 1 point in the discount rate would have an additional negative impact of $0.1 billion in net income, TotalEnergies share.
-	a decrease of 10% of the refining margins (could be in link with the increase of CO2 cost) would have a negative impact of approximately of $0.6 billion in net income, TotalEnergies share.

The most sensitive assets would be the refining assets in France.

The CGUs of the Marketing & Services segment are subsidiaries or groups of subsidiaries organized by geographical area.

For the financial year 2023, the Company recorded impairments on the CGUs of the Marketing & Services segment for $(115) million in net income, TotalEnergies share.

Impairments recognized in years 2022 and 2021

For the financial year 2022, the Company recorded impairments in Exploration & Production, Integrated Gas, Renewables & Power and Marketing & Services segments for an amount of $(15,743) million in net income, TotalEnergies share.

Impairments recognized in 2022 in Exploration & Production segment relate to the Company’s assets in Russia for an amount of $(10,527) million in net income TotalEnergies share, mainly relating to the investment in Novatek.

They also take into account the impairment of the North Platte project assets for $(957) million in net income, TotalEnergies share, following the Company’s decision announced in February not to sanction and so to withdraw from this deepwater project in the Gulf of Mexico.

The impairments recognized also include a reversal of impairment on the Company’s assets in Canada. In the context of the project to spin-off the Company’s upstream activities in Canada, an impairment test was carried out, and the resulting value in use led to a reversal of impairment of $728 million in net income, TotalEnergies share.

Impairments recognized in 2022 on CGUs in the Integrated Gas, Renewables & Power segment for $(4,481) million in net income, TotalEnergies share. Impairments recognized relate to the Company’s assets in Russia for an amount of $(4,142) million in net income, TotalEnergies share, notably concerning Arctic LNG 2.

Impairments recognized in 2022 in CGUs Marketing & Services segment for $(112) million in net income, TotalEnergies share. Impairments recognized relate to the Company’s assets in Russia for an amount $(87) million in net income, TotalEnergies share.

These impairments were qualified as adjustments items of the net income, TotalEnergies share.

For the financial year 2021, the Company recorded impairments in Exploration & Production, Integrated Gas, Renewables & Power, Refining & Chemicals and Marketing & Services segments for an amount of $(910) million in net income, TotalEnergies share.

These impairments were qualified as adjustments items of the net income, TotalEnergies share.